**Loan Reference No: 261305493**

HOME SAVINGS

# SECURITY AGREEMENT

For value received, **Avalon Holdings Corporation,** an Ohio Corporation **American Waste Management Services, Inc.,** an Ohio Corporation, **American Landfill Management, Inc.,** an Ohio Corporation, **American Construction Supply, Inc.,** an Ohio Corporation, **American Waste NJ L.L.C.,** a New Jersey Limited Liability Company, **Avalon Golf and Country Club, Inc.,** an Ohio Corporation, **Avalon Lakes Golf, Inc.,** an Ohio Corporation, **Avalon Country Club at Sharon, Inc.,** a Pennsylvania Corporation, **The Avalon Resort and Spa LLC,** an Ohio Limited Liability Company, **The Havana Cigar Shop, Inc.,** a Pennsylvania Corporation, **and Avalon Travel, Inc.,** an Ohio Corporation, (collectively "Debtor"), with an address of **1 American Way, NE, Warren, OH 44484,** hereby grants, pledges, assigns, conveys and transfers to **THE HOME SAVINGS AND LOAN COMPANY OF YOUNGSTOWN, OHIO** ("Secured Party"), with an address of 275 West Federal Street, Youngstown, Ohio 44503, and grants to Secured Party a security interest in the property hereinafter described, wherever located, whether now owned or hereafter acquired, together with any and all cash and non-cash proceeds thereof, additions and accessions thereto and substitutions and/or replacements thereof (all of which are hereinafter called the "Collateral") to secure payment of the Obligations hereinafter described.

WHEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, Debtor agrees as follows:

1. **Effect of Loan Documents**. The terms and conditions set forth herein are in addition to, and not in limitation of, any terms and conditions set forth in any loan agreement, promissory notes, security agreements, financing statements, guaranties, and any other documents executed in connection herewith (the **"Loan Documents"**), and any default hereunder shall be deemed a default under any such Loan Documents. Likewise, any default under any such Loan Documents shall be deemed a default hereunder.

2. **Description of Collateral**. The Collateral shall be all of Debtor's **accounts receivable now outstanding or hereafter arising and the proceeds therefrom and all of Debtor's goods, inventory and equipment, together with all present and future attachments, accessories, replacement parts, repairs, additions and exchanges thereto and including all products and proceeds thereof.** The Debtor will execute and deliver to Lender on demand such financing statements and other instruments as Lender may require in order to perfect, protect and maintain such security interest under the Uniform Commercial Code (**"UCC"**) on the aforesaid collateral.

In addition to the Collateral, as security for this and any other obligation of any Obligor to Lender, as described in the Loan Documents, whether now or hereafter existing, Debtor pledges to Lender and/or grants to Lender a security interest in and lien upon and/or right of setoff against any and all funds and/or other property of Debtor in Lender's possession and/or control, whether now or at any time in the future, whether or not for the express purpose of being used as collateral security or for safe-keeping or for any other different purpose.

3. **Obligations Secured**. This Security Agreement shall secure any and all indebtedness of any Obligor, as hereinafter defined, to Secured Party, including, but not limited to, the indebtedness described in the Loan Documents, whether now in existence or hereafter contracted, outstanding or committed, including, but not limited to, any and all indebtedness arising out of that certain **Revolving Line Of Credit Note** dated the 21st day of **May, 2015** from **Avalon Holdings Corporation** an Ohio Corporation, **American Waste Management Services, Inc.,** an Ohio Corporation, **American Landfill Management, Inc.,** an Ohio Corporation, **American Construction Supply, Inc.,** an Ohio Corporation, **American Waste NJ L.L.C.,** a New Jersey Limited Liability Company, **Avalon Golf and Country Club, Inc.,** an Ohio Corporation, **Avalon Lakes Golf, Inc.,** an Ohio Corporation, **Avalon Country Club at Sharon, Inc.,** a Pennsylvania Corporation, **The Avalon Resort and Spa LLC,** an Ohio Limited Liability Company, **The Havana Cigar Shop, Inc.,** a Pennsylvania Corporation, **Avalon Travel, Inc.,** an Ohio Corporation, and **TBG, Inc.,** an Ohio Corporation to Secured Party, including any and all extensions, renewals and modifications thereof, ("Note", which is incorporated herein by reference thereto) in the total original principal

amount of **Nine Million and 00/100 Dollars ($9,000,000.00)**, including any and all extensions, renewals and modifications thereof ("Obligations").

**"Obligor,"** as used herein, shall include jointly and severally **Avalon Holdings Corporation** an Ohio Corporation, **American Waste Management Services, Inc.**, an Ohio Corporation, **American Landfill Management, Inc.**, an Ohio Corporation, **American Construction Supply, Inc.**, an Ohio Corporation, **American Waste NJ L.L.C.**, a New Jersey Limited Liability Company, **Avalon Golf and Country Club, Inc.**, an Ohio Corporation, **Avalon Lakes Golf, Inc.**, an Ohio Corporation, **Avalon Country Club at Sharon, Inc.**, a Pennsylvania Corporation, **The Avalon Resort and Spa LLC**, an Ohio Limited Liability Company, **The Havana Cigar Shop, Inc.**, a Pennsylvania Corporation, **Avalon Travel, Inc.**, an Ohio Corporation, and **TBG, Inc.**, an Ohio Corporation.

4. **Waiver**. No waiver by the Secured Party of any provision of this Security Agreement shall be effective unless the same is in writing and is signed by Debtor and the Secured Party. No waiver by the Secured Party of any of its rights hereunder shall operate as a waiver of any other of its rights or any of its rights on a future occasion.

5. **Remedies upon Default**. In the event of any default hereunder, or upon default in the payment when due of principal or interest on any Obligation described above, or upon the occurrence of any Event of Default as defined in the Loan Documents, or any other impairment of the Collateral, Secured Party may, without further notice or demand, exercise any and all rights available to it as a secured lender under applicable Ohio law then in effect, including, without limitation, the right to accelerate payment of the indebtedness and take any action which Secured Party deems necessary and/or proper in order to take possession of, secure, preserve and sell the Collateral.

6. **Debtors' Warranties**. The Debtor warrants that it is the lawful owner of the Collateral, that it possesses full power and authority to pledge the Collateral, and that the Collateral is free of all claims and liens other than the security interest created hereby. Debtor further warrants to Secured Party that its full and exact legal name and address accurately appear in the first paragraph of this Security Agreement, and Debtor shall not change its name or address without contemporaneous written notification to Secured Party.

7. **Action by Debtor**. Debtor shall take any action and execute any documents deemed necessary and/or proper by Secured Party in order to effect the attachment and perfection of the security interest granted hereunder.

8. **Delivery of Collateral**. Upon demand by Secured Party, Debtor agrees to gather the Collateral and deliver possession of the same, including all current records related thereto, to Secured Party and to take any other action deemed necessary and/or proper by Secured Party to facilitate Secured Party's possession and liquidation of the same.

9. **Power of Attorney**. With respect to its accounts, Debtor hereby appoints Secured Party, or any of its officers or agents, Debtor's attorney-in-fact to demand, receive, and enforce payment and to give receipts, releases and satisfactions and to sue for all sums payable either in the name of Debtor or in the name of Secured Party, with the same force and effect as Debtor.

10. **Governing Law**. This Security Agreement shall be construed in accordance with the laws of the State of Ohio, without regard to conflict of laws principles. Debtor acknowledges that any action arising out of this Security Agreement may be brought in the courts servicing Mahoning County, Ohio and that said Courts shall have jurisdiction and venue with respect to any such action.

11. **Successors and Assigns**. This Security Agreement shall be binding upon the Debtor and its representatives, agents, employees, officers, directors, members, owners, successors and assigns, and shall inure to the benefit of Secured Party and its successors and assigns.

12. **Severability**. The invalidity of any portion of this Security Agreement will not and shall not be deemed to affect the validity of any other provision. In the event that any provision of this Security Agreement is held to be invalid, the parties agree that the remaining provisions shall be deemed to be in full force and effect as if they had been executed by both parties subsequent to the expungement of the invalid provision.

13. **Modification of Security Agreement**. Any modification of this Security Agreement or additional obligation assumed by either party in connection with this Security Agreement shall be binding only if placed in writing and signed by each party with the same formality as this Security Agreement.

14. **Paragraph Headings**. The titles to the paragraphs of this Security Agreement are solely for the convenience of the parties, and ambiguity between the language and the heading, if any, shall be resolved in favor of the language of the paragraph without consideration of the language of the heading.

15. **Further Assurances.** By its signature hereon, each Debtor hereby irrevocably authorizes the Secured Party to execute (on behalf of the Debtor) and file against the Debtor one or more financing, assignment, continuation or amendment statements pursuant to the UCC in form satisfactory to the Secured Party, and each Debtor will pay the cost of preparing and filing the same in all jurisdictions in which such filing is deemed by the Secured Party to be necessary or desirable in order to perfect, preserve and protect its security interests. If required by the Secured Party, each Debtor will execute all documentation necessary for the Secured Party to obtain and maintain perfection of its security interests in the Collateral.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed this 21 day of **May, 2015**.

"SECURED PARTY"

**THE HOME SAVINGS AND LOAN COMPANY OF YOUNGSTOWN, OHIO**

By: Joseph V. Fanto
Name: Joseph V. Fanto
Its: Vice President

"DEBTOR"

**Avalon Holdings Corporation**
An Ohio Corporation

By: [signature]
Name: Bryan P. Saksa
Its: Treasurer

"DEBTOR"

**American Waste Management Services, Inc.**
An Ohio Corporation

By: [signature]
Name: Bryan P. Saksa
Its: Treasurer

"DEBTOR"

**American Landfill Management, Inc.**
An Ohio Corporation

By: [signature]
Name: Bryan P. Saksa
Its: Treasurer

"DEBTOR"

**American Construction Supply, Inc.**
An Ohio Corporation

By: [signature]
Name: Bryan P. Saksa
Its: Treasurer

"DEBTOR"

**American Waste NJ L.L.C.**
A New Jersey Limited Liability Company

By: [signature]
Name: Bryan P. Saksa
Its: Treasurer

"DEBTOR"

**Avalon Golf and Country Club, Inc.**
An Ohio Corporation

By: ______________________
Name: Bryan P. Saksa
Its: Treasurer

"DEBTOR"

**Avalon Lakes Golf, Inc.**
An Ohio Corporation

By: ______________________
Name: Bryan P. Saksa
Its: Treasurer

"DEBTOR"

**Avalon Country Club at Sharon, Inc.**
A Pennsylvania Corporation

By: ______________________
Name: Bryan P. Saksa
Its: Treasurer

"DEBTOR"

**The Avalon Resort and Spa LLC**
An Ohio Limited Liability Company

By: ______________________
Name: Bryan P. Saksa
Its: Treasurer

"DEBTOR"

**The Havana Cigar Shop, Inc.**
A Pennsylvania Corporation

By: ______________________
Name: Bryan P. Saksa
Its: Treasurer

"DEBTOR"

**Avalon Travel, Inc.**
An Ohio Corporation

By: ______________________
Name: Bryan P. Saksa
Its: Treasurer